                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS



IN RE:  Aerovox, Inc.                             CASE NO.:  01-14680jnf

                                                  JUDGE:  Joan N. Feeney



DEBTOR CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING October 27, 2001 COMES NOW, AEROVOX, INC. Debtor-In-Possession and hereby submits its Monthly Operating Report for the period commencing September 30, 2001 and ending October 27, 2001 as shown by the report and exhibits consisting of 12 pages and containing the following, as indicated:

Pages
-----
1 - 5    Monthly Reporting Questionnaire (Attachment 1)

6 - 7    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

  8      Summary of Accounts Receivable (Form OPR-3)

9-10     Schedule of Post-petition Liabilities (Form OPR-4)

 11      Income Statement (Form OPR-5)

 12      Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  November 19, 2001
       -----------------
                              DEBTOR(S)-IN-POSSESSION

                              By: _____________________________
                                        (Signature)
                              ________________________________
                                        (Signature)

                              Name & Title:  F. Randal Hunt
                                             ------------------------------
                                             CFO & Sr. Vice President
                                             ------------------------------
                              Address:       167 John Vertente Blvd.
                                             ------------------------------
                                             New Bedford, MA  02745
                                             ------------------------------
                              Telephone:     (508) 910-3200
                                             ------------------------------

                                                                    ATTACHMENT 1
                                                                        Page 1


                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-1468Ojnf

MONTH OF: October, 2001


1.    Payroll:  State the amount of all executive wages paid and taxes withheld
      -------
and paid.



Name and Title of Executive                                    Wages Paid                 Taxes Withheld
                                                           Gross          Net           Due          Paid
                                                           -----          ---           ---          ----
Robert D. Elliott                CEO & President           30,769        18,992         0          11,486

F. Randal Hunt                   CFO & Sr. Vice            11,923         7,860         0           3,174
                                 President

Martin Hudis                     Sr. VP Technology         15,385        10,159         0           3,843

TOTALS                                                     58,077        37,011         0          18,503

                                                                    ATTACHMENT 1
                                                                        Page 2


                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-1468Ojnf

MONTH OF: October, 2001


2.  Insurance:  Is workers' compensation and other insurance in effect? Yes
    ---------
                Are payments current?  Yes
                If any policy has lapsed, been replaced or renewed, state so in schedule below. Attach a copy of the new policy's binder or cover page.

         Type            Carrier Name        Coverage            Expiration     Date
         ----            ------------        --------            ----------     ----
                                        Amount    Policy #    Date         Premium Coverage
                                       --------   --------    ----         ----------------
Homeowners               NONE

Rental Property          NONE

Liability                See Attached

Vehicle

Workers Compensation     See Attached

                                                                    ATTACHMENT 1
                                                                          Page 3


                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: October, 2001


     3. Bank Accounts
        -------------
                                           Payroll         Operating       Operating     Operating    Debit Card
                                           -------         ---------       ---------     ---------    ----------
     Bank Name                             Citizens         Citizens         Fleet         Fleet      Citizens
     Account #                           110315-944-2    1103-159-450     9429117763     50010879    1103159469
     Beginning Book Balance                   2504.99      1144723.33      145247.58            0       8078.39
     Plus: Deposits                         490941.50      4150902.48     3539408.18            0             0
     Less: Disbursements                   -489673.06     -3517820.53                           0       -157.96
     Other: Transfers In/Out                        0      -494578.64    -3540405.32            0        -37.52
                                                    -    ------------    -----------            -    ----------

     Ending Book Balance                      3773.43      1283226.64      144250.44            0       7882.91


     3. Bank Accounts-continued
        -----------------------
                                                          Savings           Checking              Payroll         TOTALS
                                                          -------           --------              -------         ------
     Bank Name                                           Citizens            Keybank               Fleet
     Account #                                          1103159507         19968100261          005119-1739
     Beginning Book Balance                             2005421.36                   0                    0       3,305,975.65
     Plus: Deposits                                                                                       0       8,181,252.16
     Less: Disbursements                                         0                   0                    0      -4,007,651.55
     Other: Transfers In/Out                             494578.64                   0                           -3,540,442.84
                                                        ----------                   -                           -------------

     Ending Book Balance                                2500000.00                   0                    0       3,939,133.42

                                                                    ATTACHMENT 1
                                                                          Page 4



                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: October, 2001




4. Post-petition Payments: List any post-petition payments to professionals ----------------------- and payments on post-petition debts in the schedule below (attach separate sheet if necessary).

                Payments To/On        Amount      Date            Check #
                --------------        ------      ----            -------
      Professionals (attorneys,
      accountants, etc.)
      Argus Management                  2,439        10/12/01     Wire Transfer
      Argus Management                  7,790        10/19/01     Wire Transfer
      Argus Management                  2,587        10/26/01     Wire Transfer
      Loeb Partners                    58,331        10/12/01     Wire Transfer

      Pre-petition debts:                None

                                                                    ATTACHMENT 1
                                                                          Page 5

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aervox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: October, 2001


Type                  Carrier Name                                 Coverage                       Expiration
----                  ------------                                 --------                       ----------
                                                           Amount            Policy #          Premium Coverage
                                                           ------            --------          ----------------
Liability             Royal & Sun Alliance               44,010,000      #PLA 3793390004       12/31/00-12/31/01

Flood Ins             National Flood Ins. Program         1,000,000      #3000 240294          03/07/01-03/07/02

Property              American & Foreign Ins. Co.        15,115,000      #A IB 009515 000Y     12/31/00-12/31/01

Property              Affiliated FM Ins Co.              89,112,103      #AL 100               12/31/00-12/31/01

Auto                  Royal & Sun Alliance                3,038,000      #AMHX 18469           12/31/00-12/31/01

Liability             American & Foreign Ins. Co.         7,110,000      #A ST-112753 0004     12/31/00-12/31/01

D & O                 Chubb Group                         7,500,000      #81303380             07/19/01-12/31/01

Workers Comp          Fidelity & Deposit (Fid. Bond)      2,800,000      #LPM 833508503        11/01/00-11/01/01


Workers Comp          Ins Safety Nat. Casualty (Excess)   3,956,910      #AGC539MA             11/01/00-11/01/01

Workers Comp          Security Ins Co. of Hartford        1,500,000      #NNE10058500          10/01/01-10/01/02
                      (AL & TX)